IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


IN RE:                             |                CHAPTER 11
                                   |
THE FINOVA GROUP, INC. AND         |                CASE NOS. 01-00697 (PJW) AND
                                   |                01-00698 (PJW)
FINOVA CAPITAL CORPORATION,        |
                                   |
       REORGANIZED DEBTORS.        |
                                   |
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           ORDER PURSUANT TO SECTIONS 105(A), 350(B), AND 1142 OF THE
             BANKRUPTCY CODE AND RULES 3020(D), 5010 AND 9019 OF THE
               FEDERAL RULES OF BANKRUPTCY PROCEDURE (I) APPROVING
              SETTLEMENT OF THAXTON LITIGATION, (II) APPROVING THE
                 ONGOING SALE OF REORGANIZED DEBTORS' REMAINING
                 ASSETS, THE WINDUP OF THE REORGANIZED DEBTORS'
              OPERATIONS AND THE FUTURE DISSOLUTION OF REORGANIZED
               DEBTORS, (III) REOPENING FINOVA GROUP'S CHAPTER 11
                 CASE AND (IV) CHANNELING CLAIMS RELATED TO THE
              REORGANIZED DEBTORS' CHAPTER 11 PLAN INTO THIS COURT
              ----------------------------------------------------

         Upon the motion dated November 10, 2006 (the "Motion")(1) of FINOVA Capital Corporation ("FINOVA Capital") and The FINOVA Group, Inc. ("FINOVA Group" and, collectively with FINOVA Capital, the "Reorganized Debtors"), as reorganized debtors in the above-captioned chapter 11 cases, pursuant sections 105(a), 350(b), and 1142 of title 11 of the United States Code (the "Bankruptcy Code") and Rules 3020(d), 5010, and 9019 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") for an order (i) approving the settlement of litigation with The Thaxton Group, Inc and its affiliated debtors, (ii) approving the ongoing sale of the Reorganized Debtors' remaining assets, the windup of the Reorganized Debtors' operations and the future dissolution of the Reorganized Debtors, (iii) reopening FINOVA Group's chapter 11 case and (iv) channeling claims related to the Reorganized




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(1) Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Motion.
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Debtors' chapter 11 plan into this Court; and the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28
U.S.C. ss.ss. 157 and 1334; and venue being proper before this Court pursuant to 28 U.S.C. ss.ss. 1408 and 1409; and due notice of the Motion having been provided to all of the Noteholders, the Indenture Trustee, and all of the holders of equity interests in FINOVA Group, and it appearing that no other or further notice need be provided; and a hearing on the Motion having been held on December 4, 2006 (the "Hearing"); and any objections interposed to the Motion having been withdrawn, resolved by the parties or overruled by the Court; and upon the Motion and the record made at the Hearing; and the Court having determined that the relief sought in the Motion is in the best interests of the Reorganized Debtors, the Noteholders, the Equity Holders, and all parties in interest; and after due deliberation and sufficient cause appearing therefor, it is hereby

         ORDERED that the Motion is GRANTED; and it is further

         ORDERED that pursuant to Bankruptcy Rule 9019 the Master Settlement Agreement is approved; and it is further

         ORDERED that, to the extent they are required to under the Master Settlement Agreement and, in their business judgment, deem it appropriate, the Reorganized Debtors are authorized to execute, deliver, implement and fully perform the Master Settlement Agreement and to take any and all actions reasonably necessary or appropriate to consummate the Master Settlement Agreement; and it is further

         ORDERED that the ongoing sale of the Remaining Assets, the windup of the Reorganized Debtors' operations, and the future dissolution of the Reorganized Debtors are hereby approved; and it is further



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         ORDERED that the chapter 11 case of FINOVA Group is reopened for the purpose of entering this Order authorizing (i) FINOVA Group to sell all or substantially all of its assets without shareholder approval and (ii) the future dissolution of FINOVA Group without shareholder approval at such time as the Board of FINOVA Group deems it appropriate; and it is further

         ORDERED that, upon the reopening of FINOVA Group's chapter 11 case, FINOVA Group shall comply with the provisions of 28 U.S.C. ss. 1930; and it is further

         ORDERED that, pending further order of this Court, the Indenture Trustee and each of the Noteholders are directed to bring before this Court any claim against the Reorganized Debtors that such Noteholder or indenture trustee may have arising from or in any way related to (i) the Plan, (ii) the ongoing liquidation of the Reorganized Debtors, (iii) the New Senior Notes, or (iv) the windup of the Reorganized Debtors' operations; and it is further

         ORDERED that this Court shall retain jurisdiction to interpret and enforce the terms of this Order.

Dated:   December 4, 2006
         Wilmington, Delaware
                                                /s/ PETER J. WALSH
                                        ---------------------------------------
                                        THE HONORABLE PETER J. WALSH
                                        UNITED STATES BANKRUPTCY COURT JUDGE








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